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                                                                    EXHIBIT 23.1


                                [B&M LETTERHEAD]








               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


We hereby consent to the incorporation by reference of our report dated February 28, 1998, relating to the financial statements of Southeast Commerce Holding Company, in the Registration Statement on Form SB-2 and Prospectus, and to the reference to our firm therein under the caption "Experts."

                                    BRICKER & MELTON, P.A.

Duluth, Georgia
March 26, 1998